DUNHAM FUNDS

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Supplement dated August 2, 2019 to the Statutory Prospectus dated February 28, 2019, as amended May 2, 2019 (the “Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective August 1, 2019, Weiss Multi-Strategy Advisers LLC replaces Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) as sub-adviser to the Dunham Monthly Distribution Fund (the “Fund”). Therefore, all references to Perella Weinberg in the Prospectus and Summary Prospectus are deleted. The portfolio management team, investment strategies and sub-advisory fees remain unchanged.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Weiss Multi-Strategy Advisers, LLC (“Weiss” or the “Sub-Adviser”).

Sub-Adviser Portfolio Manager: David Baker, a Portfolio Manager at Weiss, has primary responsibility for the day-to-day management of the Fund. Mr. Baker joined Weiss in August, 2019. Mr. Baker was formerly a Partner and portfolio manager at Perella Weinberg, the Fund’s prior sub-adviser, which he joined in 2012 and had managed the Fund since 2017.

The following information is added to the second paragraph under the section entitled “MANAGEMENT”, sub-heading “INVESTMENT ADVISER” located on page 74 of the Prospectus:

A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreement with Weiss Multi-Strategy Advisers, LLC will be available in the Dunham Funds’ annual report for the fiscal year ending October 31, 2019.

The information provided on page 78 of the Prospectus with respect to Perella Weinberg is deleted in its entirety and replaced with the following:

Weiss Multi-Strategy Advisers, LLC (“Weiss”), located at 320 Park Avenue, 20th Fl., New York, New York 10022, is an asset management firm with over 40 years of investment management experience through its affiliated entities. Weiss is registered with the SEC as an investment adviser and with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with the U.S. Commodity Futures Trading Commission. As of June 30, 2019, Weiss had approximately $1.9 billion in assets under management.

Mr. Baker has primary responsibility for the day-to-day investment decisions of the Fund.

David Baker

Portfolio Manager

Prior to joining Weiss in August 2019, Mr. Baker had been with Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) since 2012 as a Partner and Portfolio Manager and where he had managed the Dunham Monthly Distribution Fund since 2017. Prior to joining Perella Weinberg, Mr. Baker served as a Managing Director overseeing long/short equity investing within Deutsche Bank. Mr. Baker received a B.S. in Finance and Statistics from New York University.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2019, as amended May 2, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

DUNHAM FUNDS

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Supplement dated August 2, 2019 to the Statement of Additional Information dated February 28, 2019, as amended May 2, 2019 (the “SAI”). This Supplement updates and supersedes any contrary information contained in the SAI.

Effective August 1, 2019, Weiss Multi-Strategy Advisers LLC replaces Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) as sub-adviser to the Dunham Monthly Distribution Fund (the “Fund”). Therefore, all references to Perella Weinberg in the SAI are deleted. The portfolio management team, investment strategies and sub-advisory fees remain unchanged.

Reference is made to the section entitled “PORTFOLIO MANAGERS” beginning on page 70 of the SAI. The information pertaining to Mr. David Baker is deleted in its entirety and is replaced by the following:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Registered Investment Company Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Pooled Investment Vehicle Assets Managed ($ millions)	Other Accounts	Other Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
David Baker* Weiss Multi-Strategy Advisers LLC Dunham Monthly Distribution Fund	1	$95	2	$84	0	$0	$179

*As of May 31, 2019.

Reference is made to the section entitled “Conflicts of Interest” beginning on page 72 of the SAI. The information pertaining to Perella Weinberg on page 73 is deleted in its entirety and replaced with the following:

Weiss Multi-Strategy Advisers LLC (“Weiss”) – The Sub-Adviser has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, accounts in which the Sub-Adviser, its affiliates or employees have personal investments in, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similarly managed accounts generally participate in appropriate investment opportunities on a pro rata or other equitable basis, taking into account the respective leverage targets of the clients and the existing under-weighting or over-weighting of positions or strategies in such client accounts. This is achieved through an automatic portfolio allocation system in which any “overrides” are subject to review and approval by the Sub-Adviser’s compliance department. Finally, the Sub-Adviser’s procedures also require the objective allocation for limited opportunities (such as private placements) to ensure fair and equitable allocation among accounts entitled to participate in such opportunities in accordance with their offering documents or investment management agreements. These areas are

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monitored by the Sub-Adviser's compliance department to ensure equitable treatment across all of the Sub-Adviser’s client accounts.

Reference is made to the section entitled “Compensation” beginning on page 80 of the SAI. The information pertaining to Perella Weinberg on page 81 is deleted in its entirety and replaced with the following:

Weiss – Portfolio managers and their respective teams receive a base salary and benefits. The Portfolio Manager and his/her team also receive a formulaic bonus pool which is generally determined by the investment profit/loss of their respective strategy subject to a loss carry forward and certain expenses. Certain Portfolio Managers also receive management fee and/or incentive fee revenue shares. The bonus pool for each strategy is allocated among team members at the discretion of the Portfolio Manager, though it is subject to review by George Weiss. Bonus compensation is deferred in excess of certain thresholds.  Separately, certain employees may also be invited to become principals in GWA, LLC, the parent of the Sub-Adviser, which is comprised of two revenue producing units: fund management and proprietary investments. GWA, LLC also has a profit sharing plan in which all employees are eligible to participate after six months of employment.

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 102 of the SAI. The proxy voting policies and procedures of Perella Weinberg are deleted in their entirety and replaced with the following:

Weiss Multi-Strategy Advisers LLC

PROXY VOTING AND CLASS ACTION POLICY AND PROCEDURES

Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.	Procedures regarding proxies received by the Adviser are as follows:

a.         Keep a record of each proxy received;

b.	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.         Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

d.       The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities. The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

e.         For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

f.         The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.

2.	Voting Guidelines

a.       Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser's investment professionals determine that voting otherwise would be in the best interests of the Adviser's clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser's Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In

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determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:

·	whether the proposal was recommended by management and the Adviser's opinion of management

·	whether the proposal acts to entrench existing management; and

·	whether the proposal fairly compensates management for past and future performance.

3.	Conflicts of Interest

a.         The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.

4.	Disclosure

a.        Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

b.         The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.	Recordkeeping

a.       The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

·	Copies of this proxy voting policy and procedures, and any amendments thereto.

·	A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

·	A record of each vote that the Adviser casts.

·	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

·	A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

You should read this Supplement in conjunction with the Statutory Prospectus dated February 28, 2019, as amended May 2, 2019, the Summary Prospectus dated February 28, 2019, as amended August 2, 2019 and the Statement of Additional Information dated February 28, 2019, as amended May 2, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).